Lease Obligations	12 Months Ended
Dec. 28, 2013
Leases [Abstract]
Lease Obligations
Lease Obligations
At year-end 2013, Safeway leased approximately 54% of its stores. Most leases have renewal options, typically with increased rental rates during the option period. Certain of these leases contain options to purchase the property at amounts that approximate fair market value.
As of year-end 2013, future minimum rental payments applicable to non-cancelable capital and operating leases with remaining terms in excess of one year were as follows (in millions):

	Capital leases	Operating leases
2014	$83.7	$464.4
2015	80.8	425.3
2016	73.7	392.5
2017	64.3	347.7
2018	55.1	297.0
Thereafter	298.4	1,781.1
Total minimum lease payments	656.0	$3,708.0
Less amounts representing interest	(231.2)
Present value of net minimum lease payments	424.8
Less current obligations	(49.3)
Long-term obligations	$375.5

Future minimum lease payments under non-cancelable capital and operating lease agreements have not been reduced by future minimum sublease rental income of $173.6 million.
Amortization expense for property under capital leases was $46.1 million in 2013, $26.3 million in 2012 and $24.6 million in 2011. Accumulated amortization of property under capital leases was $251.9 million at year-end 2013 and $223.1 million at year-end 2012.
The following schedule shows the composition of total rental expense for all operating leases (in millions):

	2013	2012	2011
Property leases:
Minimum rentals	$365.5	$365.7	$363.6
Contingent rentals (1)	7.3	7.7	7.6
Less rentals from subleases	(11.1)	(9.4)	(8.0)
	361.7	364.0	363.2
Equipment leases	20.4	20.4	20.1
	$382.1	$384.4	$383.3

(1)	In general, contingent rentals are based on individual store sales.